UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fidelity National Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72955-P30790 FIDELITY NATIONAL FINANCIAL, INC. 601 RIVERSIDE AVE. JACKSONVILLE, FL 32204 FIDELITY NATIONAL FINANCIAL, INC. You invested in FIDELITY NATIONAL FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025. Vote Virtually at the Meeting* June 11, 2025 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FNF2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET. For shares held in a Plan, vote by June 8, 2025 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72956-P30790 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II directors to serve until the 2028 annual meeting of shareholders. For Nominees: 01) Hon. Halim Dhanidina 02) Daniel E. (Ron) Lane 03) Cary H. Thompson 2. Approval of the redomestication of the Company from the State of Delaware to the State of Nevada by conversion. For 3. Approval of a shareholder proposal to elect each director annually. None 4. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. For 5. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2025 fiscal year. For NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.